Ameritas Life Insurance Corp.
                               ("Ameritas Life")

              Ameritas Life Insurance Corp. Separate Account LLVA
              Ameritas Life Insurance Corp. Separate Account LLVL
                             ("Separate Accounts")

                                 Supplement to

               Ameritas Low-Load (R) Variable Universal Life and
           Ameritas Low-Load (R) Survivorship Variable Universal Life
                         Prospectuses Dated May 1, 2008

                   Ameritas No Load Variable Annuity (4080),
                 Ameritas No-Load Variable Annuity (6150), and
                            Ameritas Advisor VUL (R)
                         Prospectuses Dated May 1, 2010


                       Supplement Dated January 21, 2011



Effective January 3, 2011, Rydex Advisors II, LLC, the investment adviser for the Rydex Variable Trust, merged with and into Security Investors, LLC, which will operate under the name Rydex Investments.

Therefore, in the Separate Account Variable Investment Options sections for the variable product prospectuses listed above, the portfolio objectives charts are updated to reflect the investment adviser change to Securities Investors, LLC. All other Rydex information on the charts, including the fund and portfolio names, portfolio types and investment strategies will remain the same.


All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.


       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
    If you do not have a current prospectus, please contact Ameritas Life at
                                1-800-255-9678.